Loan No. 949951

INDEMNITY AND GUARANTY AGREEMENT

THIS INDEMNITY AND GUARANTY AGREEMENT (this “Agreement”), made by WILLIAM SCOTT REICHENBERG and NEIL LITTMANN, (collectively “Indemnitor”), whose address is whose addresses are c/o Gibbons-White Incorporated, 2305 Canyon Blvd., Suite 200, Boulder, Colorado 80302 (for William Scott Reichenberg) c/o The Colorado Group, 3434 47th Street, Suite 220, Boulder, Colorado 80301 (for and Neil Littmann) in favor of COLUMN FINANCIAL, INC., a Delaware corporation (“Lender”), whose address is 11 Madison Avenue, 5th Floor, New York, New York 10010, Attn: Edmund Taylor.

WITNESSETH:

WHEREAS, Borrower has obtained a loan (the “Loan”) in the principal amount of FOUR MILLION NINE HUNDRED SIXTY EIGHT THOUSAND SEVEN HUNDRED FIFTY AND NO/100 DOLLARS ($4,968,750.00) from Lender; and

WHEREAS, the Loan is evidenced by a Promissory Note (the “Note”) dated of even date herewith, executed by Borrower and payable to the order of Lender, in the stated principal amount of FOUR MILLION NINE HUNDRED SIXTY EIGHT THOUSAND SEVEN HUNDRED FIFTY AND NO/100 DOLLARS ($4,968,750.00), and is secured by a Deed of Trust and Security Agreement dated of even date herewith (the “Deed of Trust”) from Borrower, as grantor, to the Public Trustee in and for Douglas County, Colorado for the benefit of Lender, as beneficiary, encumbering that certain real property situated in the County of Douglas, State of Colorado, as more particularly described on Exhibit A attached hereto and incorporated herein by this reference, together with the buildings, structures and other improvements now or hereafter located thereon (the “Property”) and by other documents and instruments (the Note, the Deed of Trust and such other documents and instruments, as the same may from time to time be amended, consolidated, renewed or replaced, being collectively referred to herein as the “Loan Documents”); and

WHEREAS, as a condition to making the Loan to Borrower, Lender has required that Indemnitor indemnify Lender from and against and guarantee payment to Lender of those items for which Borrower is personally liable and for which Lender has recourse against Borrower under the terms of the Note and the Deed of Trust; and

WHEREAS, each of the parties comprising Indemnitor is an owner of a beneficial interest in Borrower, the extension of the Loan to Borrower is of substantial benefit to Indemnitor and, therefore, Indemnitor desires to indemnify Lender from and against and guarantee payment to Lender of those items for which Borrower is personally liable and for which Lender has recourse against Borrower under the terms of the Note and the Deed of Trust.

NOW, THEREFORE, to induce Lender to extend the Loan to Borrower and in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor hereby covenants and agrees for the benefit of Lender, as follows:

1. INDEMNITY AND GUARANTOR. INDEMNITOR HEREBY ASSUMES

LIABILITY FOR, HEREBY GUARANTEES PAYMENT TO LENDER OF, HEREBY AGREES TO PAY, PROTECT, DEFEND AND SAVE LENDER HARMLESS FROM AND AGAINST, AND HEREBY INDEMNITIES IX’ ‘DER FROM AND AGAINST ANY AND ALL LIABILITIES:, OBLIGATIONS, LOSSES, AMAGES, COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS’ FEES), CAUSES OF ACTION, SUCH CLAIMS. DEMANDS AND JUDGMENTS OF ANY NATURE OR DESCRIPTION IATSOEVER (COLLECTIVELY, “COSTS”) WHICH MAY AT ANY TIME BE IMPOSED UON, INCURRED BY OR AWARDED AGAINST LENDER AS A RESULT OF:

(a) PROCEEDS PAID UNDER ANY INSURANCE POLICIES (OR PAID AS A RESULT OF ANY OTHER CLAIM OR CAUSE OF ACTION AGAINST ANY PERSON OR ENTITY) BY REASON OF DAMAGE, LOSS OR DESTRUCTION TO ALL OR ANY PORTION OF THE PROPERTY, TO THE FULL EXTENT OF SUCH PROCEEDS NOT PREVIOUSLY DELIVERED TO LENDER, BUT WHICH, UNDER THE TERMS OF THE LOAN DOCUMENTS, SHOULD HAVE BEEN DELIVERED TO LENDER;

(b) PROCEEDS OR AWARDS RESULTING FROM THE CONDEMNATION OR OTHER TAKING IN LIEU OF CONDEMNATION OF ALL OR ANY PORTION OF THE PROPERTY, OR ANY OF THEM, TO THE FULL EXTENT OF SUCH PROCEEDS OR AWARDS NOT PREVIOUSLY DELIVERED TO LENDER, BUT WHICH, UNDER THE TERMS OF THE LOAN DOCUMENTS, SHOULD HAVE BEEN DELIVERED TO LENDER;

(c) ALL TENANT SECURITY DEPOSITS OR OTHER REFUNDABLE DEPOSITS PAID TO OR HELD BY BORROWER OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH LEASES OF ALL OR ANY PORTION OF THE PROPERTY, WHICH ARE NOT APPLIED IN ACCORDANCE WITH THE TERMS OF THE APPLICABLE LEASE OR OTHER AGREEMENT;

(d) RENT AND OTHER PAYMENTS RECEIVED FROM TENANTS UNDER LEASES OF ALL OR ANY PORTION OF THE PROPERTY PAID MORE THAN ONE (1) MONTH IN ADVANCE AND NOT APPLIED TO DEBT SERVICE, OR ORDINARY AND NECESSARY OPERATING EXPENSES OR PAID TO LENDER;

(e) RENTS, ISSUES, PROFITS AND REVENUES OF ALL OR ANY PORTION OF THE PROPERTY RECEIVED OR APPLICABLE TO A PERIOD AFTER ANY NOTICE OF DEFAULT FROM LENDER UNDER THE LOAN DOCUMENTS AND PR 31 TO THE CURE OF SUCH DEFAULT, IN THE EVENT OF ANY UNCURED DEFAULT BY BO “ OWER THEREUNDER, WHICH ARE NOT EITHER APPLIED TO

THE orx INARY AND NECESSARY EXPENSES OF OWNING AND OPERATING THE PROPERTY OR PAID TO LENDER;

(1) DAMAGE TO THE PROPERTY AS A RESULT OF THE INTENTIONAL MISCONDUCT OR GROSS NEGLIGENCE OF BORROWER OR ANY OF ITS PRINCIPALS, OFFICERS, MANAGERS, MEMBERS OR GENERAL PARTNERS, ANY GUARANTOR, ANY INDEMNITOR, OR ANY AGENT OR EMPLOYEE OF SUCH PERSONS, OR ANY REMOVAL OF ALL OR ANY PORTION OF THE PROPERTY IN VIOLATION OF THE TERMS OF THE LOAN DOCUMENTS, TO THE FULL EXTENT OF THE LOSSES OR DAMAGES INCURRED BY LENDER ON ACCOUNT OF SUCH DAMAGE OR REMOVAL;

(g) SO LONG AS BORROWER HAS POSSESSION AND CONTROL OF THE PROPERTY, FAILURE BY BORROWER TO PAY ANY VALID TAXES, ASSESSMENTS, MECHANIC’S LIENS, MATERIALMEN’S LIENS OR OTHER LIENS WHICH COULD CREATE LIENS ON ANY PORTION OF THE PROPERTY WHICH WOULD BE SUPERIOR TO THE LIEN OR SECURITY TITLE OF THE DEED OF TRUST OR THE OTHER LOAN DOCUMENTS TO THE FULLEST EXTENT OF THE AMOUNT CLAIMED BY ANY SUCH LIEN CLAIMANT;

(h) ALL OBLIGATIONS AND INDEMNITIES OF BORROWER UNDER THE LOAN DOCUMENTS RELATING TO HAZARDOUS OR TOXIC SUBSTANCES OR COMPLIANCE WITH ENVIRONMENTAL LAWS AND REGULATIONS, TO THE FULL EXTENT OF ANY LOSSES OR DAMAGES (INCLUDING THOSE RESULTING FROM DIMINUTION IN VALUE OF ANY OF THE PROPERTY) INCURRED BY LENDER AS A RESULT OF THE EXISTENCE OF SUCH HAZARDOUS OR TOXIC SUBSTANCES OR FAILURE TO COMPLY WITH ENVIRONMENTAL LAWS OR REGULATIONS; AND

(i) FRAUD OR MATERIAL WILLFUL MISREPRESENTATION BY BORROWER OR ANY OF ITS PRINCIPALS, OFFICERS, MANAGERS, MEMBERS OR GENERAL PARTNERS, ANY GUARANTOR, ANY INDEMNITOR OR ANY AGENT, EMPLOYEE OR OTHER PERSON AUTHORIZED TO MAKE STATEMENTS OR REPRESENTATIONS ON BEHALF OF BORROWER, ANY PRINCIPAL, OFFICER, MANAGER, MEMBER OR GENERAL PARTNER OF BORROWER, OR ANY GUARANTOR OR ANY INDEMNITOR, TO THE FULL EXTENT OF ANY LOSSES, DAMAGES AND EXPENSES OF LENDER ON ACCOUNT THEREOF; AND

(j) FOR ANY AMOUNTS PAID TO BORROWER, OR ANY OF ITS PRINCIPALS, OFFICERS, MANAGERS, MEMBERS OR GENERAL PARTNERS, OR ANY AGENT OR EMPLOYEE OF ANY SUCH PERSONS, AND NOT DELIVERED TO LENDER TO BE HELD UNDER THE DEED OF TRUST, UNDER LEASES CONTAINING EARLY LEASE TERMINATION OPTIONS IN FAVOR OF TENANTS THEREUNDER, IN CONNECTION WITH THE EXERCISE OF SUCH TENANT’S LEASE TERMINATION OPTIONS, OTHER THAN AMOUNTS PAID FOR RENT AND OTHER CHARGES IN RESPECT OF PERIODS PRIOR TO THE LEASE TERMINATION DATE.

INDEMNITOR ACKNOWLEDGES THAT PHRASE (B) IN SECTION 1.5 OF THE NOTE DESC9IBES CIRCUMSTANCES WHEREIN THE ENTIRE INDEBTEDNESS EVIDENCED BY THE NOTE AND THE OTHER OBLIGATIONS OF BORROWER UNDER THE LOAN DOCUMENTS WOULD BECOME FULLY RECOURSE TO BORROWER IF SUCH CIRCUMSTANCES SHOULD OCCUR THEN INDEMNITOR SHALL ADDITIONALLY BE DIRECTLY AND PRIMARILY LIABLE, ON A JOINT AND SEVERAL BASIS, FOR THE ENTIRE INDEBTEDNESS EVIDENCED BY THE NOTE AND FOR ALL OF BORROWER’S OBLIGATIONS UNDER THE LOAN DOCUMENTS AND SUCH INDEBTEDNESS AND OBLIGATIONS SHALL BE INCLUDED WITHIN THE TERM “COSTS” HEREUNDER.

This is a guaranty of payment and performance and not of collection. The liability of Indemnitor under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other person (including, without limitation, other guarantors, if any), nor against the collateral for the Loan. Indemnitor waives any right to require that an action be brought against Borrower or any other person or to require that resort be made to any collateral for the Loan or to any balance of any deposit account or credit on the books of Lender in favor of Borrower or any other person. In the event, on account of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, Borrower shall be relieved of or fail to incur any Costs as provided in the Loan Documents, Iridemnitor shall nevertheless be fully liable for such Costs. In the event of a default under the Loan Documents which is not cured within any applicable grace or cure period, Lender shall have the right to enforce its rights, powers and remedies (including, without limitation, foreclosure of all or any portion of the collateral for the Loan) thereunder or hereunder, in any order, and all rights, powers and remedies available to Lender in such event shall be non-exclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. If the indebtedness and obligations guaranteed hereby are partially paid or discharged by reason of the exercise of any of the remedies available to Lender, this Agreement shall nevertheless remain in full force and effect, and Indemnitor shall remain liable for all remaining indebtedness and obligations guaranteed hereby, even though any rights which Indemnitor may have against Borrower may be destroyed or diminished by the exercise of any such remedy.

2. Indemnification Procedures.

(a) If any action shall be brought against Lender based upon any of the matters for which Lender is indemnified hereunder, Lender shall notify Indemnitor in writing thereof and Indemnitor shall promptly assume the defense thereof, including, without limitation, the employment of counsel reasonably acceptable to Lender and the negotiation of any settlement; provided, however, that any failure of Lender to notify Indemnitor of such matter shall not impair or reduce the obligations of Indemnitor hereunder. Lender shall have the right, at the expense of Indemnitor (which reasonable expense shall be included in Costs), to employ separate counsel in any such action and to participate in the defense thereof. In the event Indemnitor shall fail to discharge or undertake to defend Lender against any claim, loss or liability for which Lender is indemnified hereunder,

Lender may, at its sole option and election, defend or settle such claim, loss or liability. The liability of Indemnitor to Lender hereunder shall be conclusively established by such settlement, provided such settlement is made in good faith, the amount of such liability to include both the settlement consideration and the reasonable, out-of-pocket costs and expenses, including, without limitation, reasonable attorneys’ fees and disbursements, incurred by Lender in effecting such settlement. In such event, such settlement consideration, costs and expenses shall be included in Costs and Indemnitor shall pay the same as hereinafter provided. Lender’s good faith in any such settlement shall be conclusively established if the settlement is made on the advice of independent legal counsel for Lender.

(b) Indemnitor shall not, without the prior written consent of Lender: (i) settle or compromise any action, suit, proceeding or claim against Lender or consent to the entry of any judgment against Lender that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to Lender of a full and complete written release of Lender (in form, scope and substance satisfactory to Lender in its sole discretion) from all liability in respect of such action, suit, proceeding or claim and a dismissal with prejudice of such action, suit, proceeding or claim; or (ii) settle or compromise any action, suit, proceeding or claim against Lender in any manner that may adversely affect Lender or obligate Lender to pay any sum or perform any obligation as determined by Lender in its sole discretion.

(c) All Costs shall be immediately reimbursable to Lender when and as incurred and, in the event of any litigation, claim or other proceeding, without any requirement of waiting for the ultimate outcome of such litigation, claim or other proceeding, and Indemnitor shall pay to Lender any and all Costs within thirty (30) days after written notice from Lender itemizing the amounts thereof incurred to the date of such notice. In addition to any other remedy available for the failure of Indemnitor to periodically pay such Costs, such Costs, if not paid within said thirty-day period, shall bear interest at the Default Interest Rate (as defined in the Note).

3. Reinstatement of Obligations. If at any time all or any part of any payment made by

Indemnitor or received by Lender from Indemnitor under or with respect to this Agreement is or must be rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of Indemnitor or Borrower), then the obligations of Indemnitor hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous payment made by Indemnitor, or receipt of payment by Lender, and the obligations of Indemnitor hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by Indemnitor had never been made.

4. Waivers by Indemnitor. To the extent permitted by law, Indemnitor hereby waives and agrees not to assert or take advantage of:

(a) Any right to require Lender to proceed against Borrower or any other person or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy in Lender’s power or under any other agreement before proceeding against Indemnitor hereunder;

(b) Intentionally Deleted;

(c) Any defense that may arise by reason of the incapacity, lack of authority,

death or disability of any other person or persons or the failure of Lender to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons;

(d) Demand, presentment for payment, notice of nonpayment, protest, notice of protest and all other notices of any kind (except as may be specifically required under this Agreement), or the lack of any thereof, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Borrower, Lender, any endorser or creditor of Borrower or of Indemnitor or on the part of any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Lender;

(e) Any defense based upon an election of remedies by Lender;

(f) Any right or claim or right to cause a marshalling of the assets of

Indemnitor;

(g) Intentionally Deleted;

(h) Any duty on the part of Lender to disclose to Indemnitor any facts Lender may now or hereafter know about Borrower or the Property, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Indemnitor intends to assume or has reason to believe that such facts are unknown to Indemnitor or has a reasonable opportunity to communicate such facts to Indemnitor, it being understood and agreed that Indemnitor is fully responsible for being and keeping informed of the financial condition of Borrower, of the condition of the Property and of any and all circumstances bearing on the risk that liability may be incurred by Indemnitor hereunder;

(i) Any lack of notice of disposition or of manner of disposition of any collateral for the Loan;

(j) Any invalidity, irregularity or unenforceability, in whole or in part, of any one or more of the Loan Documents;

(k) Intentionally Deleted;

(1) Any deficiencies in the collateral for the Loan or any deficiency in the ability of Lender to collect or to obtain performance from any persons or entities now or hereafter liable for the payment and performance of any obligation hereby guaranteed;

(m) An assertion or claim that the automatic stay provided by 11 U.S.C. §362

(arising upon the voluntary or involuntary bankruptcy proceeding of Borrower) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any of its rights, whether now or hereafter required, which Lender may have against Indemnitor or the collateral for the Loan;

(n) Any modifications of the Loan Documents or any obligation of Borrower relating to the Loan by operation of law or by action of any court, whether pursuant to the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise; and

(o) Any action, occurrence, event or matter consented to by Indemnitor under

Section 5(h) hereof, under any other provision hereof, or otherwise.

5. General Provisions.

(a) Fully Recourse. All of the terms and provisions of this Agreement are recourse obligations of Indemnitor and not restricted by any limitation on personal liability.

(b) Unsecured Obligations. Indemnitor hereby acknowledges that Lender’s appraisal of the Property is such that Lender is not willing to accept the consequences of the inclusion of Indemnitor’s indemnity set forth herein among the obligations secured by the Deed of Trust and the other Loan Documents and that Lender would not make the Loan but for the unsecured personal liability undertaken by Indemnitor herein.

(c) Survival. This Agreement shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive the exercise of any remedy by Lender under the Deed of Trust or any of the other Loan Documents, including, without limitation, any foreclosure or deed in lieu thereof, even if, as a part of such remedy, the Loan is paid or satisfied in full.

(d) No Subrogation; No Recourse Against Lender. Notwithstanding the

satisfaction by Indemnitor of any liability hereunder, Indemnitor shall not have any right of subrogation, contribution, reimbursement or indemnity whatsoever or any right of recourse to or with respect to the assets or property of Borrower or to any collateral for the Loan. In connection with the foregoing, Indemnitor expressly waives any and all rights of subrogation to Lender against Borrower, and Indemnitor hereby waives any rights to enforce any remedy which Lender may have against Borrower and any right to participate in any collateral for the Loan. In addition to and without in any way limiting the foregoing, Indemnitor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to Indemnitor to all indebtedness of Borrower to Lender, and agrees with Lender that Indemnitor shall not demand or accept any payment of principal or interest from Borrower, shall not claim any offset or other reduction of Indemnitor’s obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the collateral from the Loan. Further, Indemnitor shall not have any right of recourse against Lender by reason of any action Lender may take or omit to take under the provisions of this Agreement or under the provisions of any of the Loan Documents, except for any action arising from the gross negligence or willful misconduct of Lender.

(e) Reservation of Rights. Nothing contained in this Agreement shall prevent or in any way diminish or interfere with any rights or remedies, including, without limitation, the right to contribution, which Lender may have against Borrower, Indemnitor or any other party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified at Title 42 U.S.C. §9601 et seq.), as it may be amended from time to time, or any other applicable federal, state or local laws, all such rights being hereby expressly reserved.

Financial Statements. Indemnitor hereby agrees, as a material inducement to Lender to make the Loan to Borrower, to furnish to Lender promptly upon demand by Lender (but not more than once per calendar year unless Borrower defaults at any time under the Loan Documents) current and dated financial statements detailing the assets and liabilities of Indemnitor, certified by or on behalf of Indemnitor, in form and substance acceptable to Lender. Indemnitor hereby warrants and represents unto Lender that any and all balance sheets, net worth statements and other financial data which have heretofore been given or may hereafter be given to Lender with respect to Indemnitor did or will at the time of such delivery fairly and accurately present the financial condition of Indemnitor.

(g) Rights Cumulative; Payments. Lender’s rights under this Agreement shall be in addition to all rights of Lender under the Note, the Deed of Trust and the other Loan Documents. Further, payments made by Indemnitor under this Agreement (or any other indemnitor under separate agreement) shall not reduce in any respect Borrower’s obligations and liabilities under the Note, the Deed of Trust and the other Loan Documents.

(h) No Limitation on Liability. Indemnitor hereby consents and agrees that

Lender may at any time and from time to time without further consent from Indemnitor do any of the following events, and the liability of Indemnitor under this Agreement shall be unconditional and absolute and shall in no way be impaired or limited by any of the following events, whether occurring with or without notice to Indemnitor or with or without consideration: (i) any extensions of time for performance required by any of the Loan Documents or extension or renewal of the Note; (ii) any sale, assignment or foreclosure of the Note, the Deed of Trust or any of the other Loan Documents or any sale or transfer of the Property; (iii) any change in the composition of Borrower, including, without limitation, the withdrawal or removal of Indemnitor from any current or future position of ownership, management or control of Borrower; (iv) the accuracy or inaccuracy of the representations and warranties made by Indemnitor herein or by Borrower in any of the Loan Documents; (v) the release of Borrower or of any other person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Lender’s voluntary act or otherwise; (vi) the release or substitution in whole or in part of any security for the Loan; (vii) Lender’s failure to record the Deed of Trust or to file any financing statement (or Lender’s improper recording or filing thereof) or to otherwise perfect, protect, secure or insure any lien or security interest given as security for the Loan; (viii) the modification of the terms of any one or more of the Loan Documents; or (ix) the taking or failure to take any action of any type whatsoever required under the Loan Documents. No such action which

Lender shall take or fail to take in connection with the Loan Documents or any collateral for the Loan, nor any course or dealing with Borrower or any other person, shall limit, impair or release Indemnitor’s obligations hereunder, affect this Agreement in any way or afford Indemnitor any recourse against Lender. Nothing contained in this Section shall be construed to require Lender to take or refrain from taking any action referred to herein. -

(i) Entire Agreement; Amendment; Severability. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements, whether written or oral, between the parties respecting such matters. Any amendments or modifications hereto, in order to be effective, shall be in writing and executed by the parties hereto. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

(j) Governing Law; Binding Effect; Waiver of Acceptance. THIS

AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO, EXCEPT TO THE EXTENT THAT THE APPLICABILITY OF ANY OF SUCH LAWS MAY NOW OR HEREAFTER BE PREEMPTED BY FEDERAL LAW, IN WHICH CASE SUCH FEDERAL LAW SHALL SO GOVERN AND BE CONTROLLING. This Agreement shall bind Indemnitor and its heirs, personal representatives, successors and assigns and shall inure to the benefit of Lender and the officers, directors, shareholders, agents and employees of Lender and their respective heirs, successors and assigns. Notwithstanding the foregoing, Indemnitor shall not assign any of its rights or obligations under this Agreement without the prior written consent of Lender, which consent may be withheld by Lender in its sole discretion. Indemnitor hereby waives any acceptance of this Agreement by Lender, and this Agreement shall immediately be binding upon Indemnitor.

(k) Notice. All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be given and become effective as provided in the Security Instrument, provided that the address of Indemnitor shall be as follows:

do Gibbons-White Incorporated 2305 Canyon Blvd., Suite 200 Boulder, Colorado 80302 Attn: W. Scott Reichenberg	c/o The Colorado Group 343447thStreet,Suite220 Boulder, Colorado 80301 Attn: Neil Littmann

(1) No Waiver; Time of Essence; Business Day. The failure of any party hereto to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel against such party nor excuse any of the parties hereto from their respective obligations hereunder. Any waiver of such right or remedy must be in writing and signed by the party to be bound. This Agreement is subject to enforcement at law or in equity, including actions for damages or specific performance. Time is of the essence hereof. The term “business day” as used herein shall mean a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in New York, New York are authorized by law to be closed.

(m) Captions for Convenience. The captions and headings of the sections and paragraphs of this Agreement are for convenience of reference only and shall not be construed in interpreting the provisions hereof.

(n) Attorneys’ Fees. In the event it is necessary for Lender to retain the services of an attorney or any other consultants in order to enforce this Agreement, or any portion thereof, Indemnitor agrees to pay to Lender any and all reasonable costs and expenses, including, without limitation, reasonable attorneys’ fees, incurred by Lender as a result thereof and such costs, fees and expenses shall be included in Costs.

(o) Successive Actions. A separate right of action hereunder shall arise each time

Lender acquires knowledge of any matter indemnified or guaranteed by Indemnitor under this Agreement. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and Indemnitor hereby waives and covenants not to assert any defense in the nature of splitting of causes of action or merger of judgments.

(p) Reliance. Lender would not make the Loan to Borrower without this

Agreement. Accordingly, Indemnitor intentionally and unconditionally enters into the covenants and agreements as set forth above and understands that, in reliance upon and in consideration of such covenants and agreements, the Loan shall be made and, as part and parcel thereof, specific monetary and other obligations have been, are being and shall be entered into which would not be made or entered into but for such reliance.

(q) SUBMISSION TO JURISDICTION. INDEMNITOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (A) SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF COLORADO OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AGREEMENT, (B) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION PRESIDING OVER DOUGLAS COUNTY, COLORADO, (C MITS TO THE .JURISDICTION OF SUCH COURTS, AND (D) TO THE FULLEST EXTENT PE :611’1” BY LAW, AGREES THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). TO THE EXTENT PERMITTED BY APPLICABLE LAW, INDEMNITOR FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, CITATION, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION C R PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, TO THE INDEMNITOR AT THE ADDRESS FOR NOTICES DESCRIBED IN SECTION 5(k) HEREOF, AND CONSENTS AND AGREES

THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).

(r) Waiver by Indemnitor.

(1) Indemnitor covenants and agrees that, upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower (or any other indemnitor relative to the Loan or the Costs), Indemnitor shall not seek or cause Borrower or any other person or entity to seek a supplemental stay or other relief, whether injunctive or otherwise, pursuant to 11 U.S.C. 9105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law, (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against Indemnitor or the collateral for the Loan by virtue of this Agreement or otherwise.

(2) Indemnitor covenants and agrees that it shall not solicit or aid the solicitation of the filing of any Petition (as defined in the Security Instrument) against Borrower, whether acting on its own behalf or on behalf of any other party, including, without limitation, (i) providing information regarding the identity of creditors or the nature of creditors’ claims to any third party unless compelled to do so by order of a court of competent jurisdiction or by regulation promulgated by a governmental agency; or (ii) paying the legal fees or expenses of any creditor of or interest holder in Borrower with respect to any matter whatsoever.

(s) Joint and Several Liability. Notwithstanding anything to the contrary herein,

the representations, warranties, covenants, agreements and obligations made and undertaken by Indemnitor herein, and all representations, warranties, covenants, agreements and obligations made rr pnfirrtske”, by other indemnitors or obligors (including Borrower) relative to the Loan, shall be joint and, several.

(t) WAIVER OF JURY TRIAL. INDEMNITOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT OR ANY CONDUCT, ACT OR OMISSION OF LENDER OR INDEMNITOR, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH LENDER OR INDEMNITOR IN CONNECTION WITH THIS AGREEMENT, IN EACH OR THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

IN WITNESS WHEREOF, Indemnitor has executed this Indemnity and Guaranty Agreement to be effective as of October 18, 2002.

INDEMNITOR:

/s/ William Scott Reichenberg
William Scott Reichenberg

/s/ Neil Littmann
Neil Littmann